                                                                 Exhibit 10.10.1


                          FIFTH SUPPLEMENTAL AGREEMENT


     THIS FIFTH SUPPLEMENTAL AGREEMENT, dated as of the 26th day of November, 2001, to the Lease dated February 18, 1998, the First Supplemental Agreement dated October 26, 1998, the Second Supplemental Agreement dated August 31, 1999, the Third Supplemental Agreement dated September 14, 1999 and the Fourth Supplemental Agreement dated May 1, 2000 by and between FIVE N ASSOCIATES of 40 Temple Street, Nashua, New Hampshire (Lessor) and SKILLSOFT CORPORATION of 20 Industrial Park Drive, Nashua, New Hampshire (Lessee).

     WHEREAS the Lessor and the Lessee desire to amend the Lease effective November 26, 2001, as follows:

     Section 1 - Leased Premises: The Leased Premises shall include an additional 1,683 square feet of space on the first floor.

     Section 3.1 - Rent: The annual rent shall be changed to One Hundred Sixty Eight Thousand Four Hundred Forty and 32/00 Dollars ($168,440.32) and shall be payable in monthly installments of Fourteen Thousand Seven Hundred Forty Nine and 90/00 ($14,740.90).

     Section 3.3 - Pro-rata Share - The Lessee's pro-rata share shall be changed to 84.638% and the additional monthly rent shall be changed to Six Thousand Nine Hundred Thirty Six and 71/00 Dollars ($6,936.71).

     Section 11.2 - Use of the Premises: The Lessee's parking percentage shall be changed to 84.638.

     Section 13.1 - Taxes: The Lessees pro-rata share of real estate taxes and assessments shall be changed to 84.643%

     Section 28.1 - Rent for Renewal: The rental amount used to calculate the rent for the renewal term shall be changed to Fourteen Thousand Seven Hundred Forty Nine and 90/00 Dollars ($14,749.90).

     Except as hereinabove amended, all the provisions of the above mentioned Lease and all Supplemental Agreements shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Fifth Supplemental Agreement to be executed as of the day and year first above written.





                                           FIVE N ASSOCIATES


/s/ Barbara J. [Illegible]                 /s/ Q. Peter Nash
--------------------------                 ---------------------------------
Witness                                    Q. Peter Nash, Managing Partner




                                           SKILLSOFT CORPORATION


/s/ Thomas J. McDonald                     /s/ Charles E. Moran
--------------------------                 ---------------------------------
Witness                                    Charles E. Moran, President & CEO